Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Horizon Lines, Inc. (the “Company”) on Form 10-Q for the period ending June 22, 2008 as filed with the Securities and Exchange Commission, and as amended by the Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles G. Raymond, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES G. RAYMOND
Charles G. Raymond
President and Chief Executive Officer (Principal Executive Officer)
July 31, 2008